POWER OF ATTORNEY

                  The undersigned Officers and Trustees of TEMPLETON
GLOBAL OPPORTUNITIES TRUST (the "Registrant") hereby appoint Bruce G. Leto, Deborah R. Gatzek, Murray L. Simpson, Barbara J. Green, David P. Goss and Steven Gray (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and/or Registrant's registration statements on Form N-14 under the Securities Act of 1933, as amended, or any amendments to such registration statements covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

                  The undersigned Officers and Trustees hereby execute this Power of Attorney as of the 23rd day of February, 2001.


/s/ HARRIS J. ASHTON                            /s/BETTY P. KRAHMER
----------------------------------              ----------------------------------------
Harris J. Ashton, Trustee                      Betty P. Krahmer, Trustee


/s/NICHOLAS F. BRADY                            /s/GORDON S. MACKLIN
----------------------------------              ----------------------------------------
Nicholas F. Brady, Trustee                     Gordon S. Macklin, Trustee


/s/FRANK J. CROTHERS                            /s/FRED R. MILLSAPS
----------------------------------              ----------------------------------------
Frank J. Crothers, Trustee                     Fred R. Millsaps, Trustee


/s/S. JOSEPH FORTUNATO                          /s/CONSTANTINE D. TSERETOPOULOS
----------------------------------              ----------------------------------------
S. Joseph Fortunato, Trustee                   Constantine D. Tseretopoulos, Trustee


/s/ANDREW H. HINES, JR.                         /s/MARTIN L. FLANAGAN
----------------------------------              ----------------------------------------
Andrew H. Hines, Jr., Trustee                  Martin L.Flanagan, President


/s/EDITH E. HOLIDAY                             /s/BRUCE S. ROSENBERG
----------------------------------              ----------------------------------------
Edith E. Holiday, Trustee                      Bruce S. Rosenberg, Treasurer


/s/CHARLES B. JOHNSON                           /s/RUPERT H. JOHNSON, JR.
----------------------------------              ----------------------------------
Charles B. Johnson, Trustee                    Rupert H. Johnson, Jr., Trustee